Exhibit 10.5

Execution Copy

FORM OF SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 16, 2026 by and among Viking Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), NorthStar Earth and Space Inc., a corporation existing under the Canada Business Corporations Act (the “Target”), Viking Acquisition Sponsor I, LLC, a Delaware limited liability company (“Sponsor”) and the purchaser identified on the signature pages hereto (including its successors and assigns, the “Purchaser”).

WHEREAS, substantially concurrently with the execution of this Agreement, the Company, the Target and Viking NS Amalgamation Corp., a corporation existing under the Canada Business Corporations Act and a direct wholly owned subsidiary of the Company (“Merger Sub”), entered into a Business Combination Agreement, dated as of even date herewith (the “Business Combination Agreement”), providing for, among other things, the implementation of a plan of arrangement under Section 192 of the Canada Business Corporations Act (the “Plan of Arrangement”) pursuant to which, among other things, Merger Sub shall amalgamate with and into the Target (the “Amalgamation”) to form one corporate entity, except that the legal existence of Merger Sub will not cease and Merger Sub will survive the Amalgamation and, as a result of which, the Target will become a direct, wholly owned subsidiary of the Company;

WHEREAS, prior to the Closing (and as more fully described in the Business Combination Agreement), the Company will continue from the Cayman Islands to Canada as a Canadian corporation in accordance with the Canada Business Corporation Act and the Cayman Islands Companies Law (2020 Revision) (the “Continuation”, and together with the Amalgamation and the other transactions contemplated by the Business Combination Agreement, the “Transactions”), and in connection therewith the Company shall change its name to a name reasonably determined by the Target;

WHEREAS, in connection with the Transactions, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), the Target desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Target, securities of the Target as more fully described in this Agreement; and

WHEREAS, upon completion of the Transactions, subject to the terms and conditions set forth in this Agreement and the Plan of Arrangement, the securities of the Target acquired pursuant to the terms of this Agreement will be exchanged into securities of the Company as more fully described in this Agreement;

WHEREAS concurrently with the execution and delivery of this Agreement, the Company and the Target have entered into securities purchase agreements with certain other investors pursuant to which such other investors have agreed to purchase, and the Target has agreed to sell to such other investors, securities in an aggregate amount, inclusive of the purchases under this Agreement, of $30,000,000 (the “PIPE Financing”); and

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, the Target, Sponsor and the Purchaser agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement the following terms have the meanings set forth in this Section 1.1:

“Action” means any action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the applicable party, threatened against or affecting the applicable party or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“AMF” means the Autorité des marchés financiers of Quebec.

“Ancillary Document” or “Ancillary Documents” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Board of Directors” means the board of directors of the Company.

“Business Combination Agreement” shall have the meaning ascribed to such term in the recitals.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in New York, NY or Montreal, Quebec are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to “stay at home,” “shelter-in-place,” “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any Governmental Authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are generally open for use by customers on such day.

“Canadian securities laws” means the applicable securities laws in each of the provinces and territories of Canada, and the respective regulations and rules under such laws together with applicable published rules, policy statements, blanket rulings and orders, instruments, rulings and notices of the regulatory authorities in such provinces and territories.

“Class A Ordinary Shares” means the Class A ordinary shares of the Company, par value $0.0001 per share.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Transactions are consummated, and all conditions precedent to (i) the Purchaser’s obligations to pay the Purchase Price and (ii) the Target’s and the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived.

“Common Shares” means, following the Amalgamation, the common shares of the Company, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Commission” means the United States Securities and Exchange Commission.

“Company Securities” means the Common Shares, the New Warrants, and the Common Shares underlying the New Warrants.

“Company Material Adverse Effect” means any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the legal authority and ability of the Company to comply with the terms of this Agreement, including the issuance and sale of the Securities; provided, however, that no change or effect related to any of the following, alone or in combination, shall be taken into account in determining whether a Company Material Adverse Effect has occurred: (i) the announcement of the Business Combination Agreement, this Agreement or any other Ancillary Document and consummation of the transactions contemplated hereby and thereby, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the Company, Merger Sub or the Target; (ii) the taking of any action required by the Business Combination Agreement, this Agreement or any other Ancillary Document; (iii) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate; (iv) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; (v) the percentage of SPAC Shareholder Redemptions; (vi) any breach of any covenants, agreements or obligations of the Purchaser or any other investor in the PIPE Financing, under this Agreement or other similar agreement related to financing the Company or the Target (including any breach of such Person’s obligations to fund any amounts thereunder when required); (vii) any change in applicable Laws or GAAP or any interpretation thereof following the date of this Agreement; or (viii) any change in interest rates or economic, political, business or financial market conditions generally.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

“Effectiveness Date” means the first date on which (a) the initial Registration Statement has been declared effective by the Commission registering the resale of all of the Company Securities purchased hereunder or (b) all of the Company Securities purchased hereunder have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 (but with no volume or other restrictions or limitations including as to manner or timing of sale or current public information requirements).

“Escrow Account” means the escrow account to be established by the Escrow Agent into which the Purchaser shall deposit the Purchase Price.

“Escrow Agent” means Continental Stock Transfer & Trust Company.

“Escrow Agreement” means the escrow agreement to be entered into by and among the Company, Target, Purchaser and Escrow Agent pursuant to which the Purchaser shall deposit Purchase Price with the Escrow Agent to be applied to the transactions contemplated hereunder, in such form as the Company, Target and the Escrow Agent may agree prior to Closing.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Ratio” has the meaning ascribed to such term in the Business Combination Agreement.

“GAAP” shall mean generally accepted accounting principles in the United States of America.

“Governmental Authority” means any nation, state, provincial, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, provincial, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Investor Presentation” means the PowerPoint presentation dated April 16, 2026 detailing the transactions contemplated by the Business Combination Agreement.

“Law” means any federal, state, provincial, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, order or consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means losses, liabilities, obligations, claims, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation.

“New Warrants” means, following Amalgamation, warrants to purchase Common Shares of the Company, each warrant exercisable for one Common Share at an exercise price of $11.50 per share, on terms identical to the Public Warrants except for any changes reasonably necessary to reflect the Continuation and applicable Canadian securities laws.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIPE Financing” shall have the meaning ascribed to such term in the recitals.

“Placement Agent” means Cohen & Company Securities, LLC, acting through its Cohen & Company Capital Markets division.

“Proceeding” means an action, claim, suit, investigation or proceeding, whether commenced or threatened.

“Public Warrants” means, following the Amalgamation, the 7,666,645 warrants to purchase Common Shares of the Company, for $11.50 per share, issued pursuant to the Warrant Agreement in connection with the Company’s initial public offering.

“Purchase Price” shall mean the aggregate amount to be paid for the Securities purchased hereunder pursuant to the terms of this Agreement as set forth across from the Purchaser’s name on Schedule A hereto in U.S. dollars and in immediately available funds.”

“Registration Statement” means a registration statement meeting the requirements set forth in Section 4.10 of this Agreement and covering the resale of the Company Securities by the Purchaser as provided for in Section 4.10 of this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“SEC Guidance” shall have the meaning ascribed to such term in the introductory paragraph to Section 3.1.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(m).

“Securities” means the Target Securities and the Company Securities.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“SPAC Shareholder Redemption” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Sponsor” means Viking Acquisition Sponsor I, LLC, a Delaware limited liability company.

“Sponsor Transfer Shares” shall have the meaning ascribed to such term in section 4.11.

“Stock Exchange” means either The Nasdaq Stock Market LLC or the New York Stock Exchange (or any successors to any of the foregoing).

“Target Companies” means the Target and its subsidiaries.

“Target Material Adverse Effect” means any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the legal authority and ability of the Target to comply with the terms of this Agreement, including the issuance and sale of the Securities; provided, however, that no change or effect related to any of the following, alone or in combination, shall be taken into account in determining whether a Target Material Adverse Effect has occurred: (i) the announcement of the Business Combination Agreement, this Agreement or any other Ancillary Document and consummation of the transactions contemplated hereby and thereby, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the Target, Merger Sub or the Target; (ii) the taking of any action required by the Business Combination Agreement, this Agreement or any other Ancillary Document; (iii) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic or change in climate; (iv) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; (v) the percentage of SPAC Shareholder Redemptions; (vi) any breach of any covenants, agreements or obligations of the Purchaser or any other investor in the PIPE Financing, under this Agreement or other similar agreement related to financing the Company or the Target (including any breach of such Person’s obligations to fund any amounts thereunder when required); (vii) any change in applicable Laws or GAAP or any interpretation thereof following the date of this Agreement; or (viii) any change in interest rates or economic, political, business or financial market conditions generally.

“Target Securities” means the Target Shares, the Target Warrants, and the Target Shares underlying the Target Warrants.

“Target Shares” means the common shares of the Target.

“Target Warrants” means warrants of the Target, each exercisable for a number of Target Shares equal to the quotient of one divided by the Exchange Ratio.

 “Taxes” means all direct or indirect federal, state, provincial, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges in the nature of a tax, together with any interest and any penalties, additions to tax or additional amounts with respect thereto imposed by a Governmental Authority.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Escrow Agreement, and all exhibits and schedules hereto or thereto.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Warrant Agent” means Continental Stock Transfer & Trust Company, the current warrant agent of the Company, and any successor warrant agent of the Company.

“Warrant Agreement” means the Public Warrant Agreement, dated as of October 30, 2025, by and between the Company and the Warrant Agent.

ARTICLE 2

PURCHASE AND SALE

2.1 Closing. On the Closing Date, immediately prior to the Amalgamation and in accordance with the Plan of Arrangement as part of the consummation of the Transactions, upon the terms and subject to the conditions set forth herein, the Target agrees to sell, and the Purchaser agrees to purchase, that number of Target Shares (the “Purchased Shares”) obtained by dividing the Purchaser’s aggregate purchase price of $[ ] by the product of (x) $10.00 and (y) the Exchange Ratio. The Target shall provide written notice (which may be via email) to the Purchaser (the “Closing Notice”) that the Target reasonably expects the Closing to occur (and the conditions thereto to be satisfied) on a date specified in the notice (the “Scheduled Closing Date”) not less than five (5) Business Days after the date of the Closing Notice, which Closing Notice shall contain the Target’s wire instructions for the Escrow Account. The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder. Provided that the Closing Notice is timely delivered in accordance with the foregoing, no later than one (1) Business Day prior to Closing, the Purchaser shall deliver to the Escrow Agent, via wire transfer, immediately available funds equal to the Purchaser’s Purchase Price. At the Closing, the Target shall deliver to the Purchaser its Target Shares as determined pursuant to Section 2.2(a), and the Target and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur by electronic exchange of documents and signatures and the Target shall deliver to the Escrow Agent any required escrow release notice, duly executed, which shall cause the release of the funds in the Escrow Account to the Target. If this Agreement is terminated prior to the Closing and any funds have already been sent by the Purchaser to the Escrow Account, or the Closing Date does not occur within six (6) Business Days after the Scheduled Closing Date specified in the Closing Notice, the Target shall or shall cause the Escrow Agent to promptly (but not later than eight (8) Business Days after the Scheduled Closing Date specified in the Closing Notice), return the funds delivered by the Purchaser for payment of the Purchaser’s Purchase Price by wire transfer in immediately available funds to the account specified in writing by the Purchaser (provided, that the failure of the Closing Date to occur within such eight (8) Business Day period and the return of the relevant funds shall not relieve the Purchaser from its obligations under this Agreement for a subsequently rescheduled Closing Date determined by the Target in good faith and indicated to the Purchaser in a timely delivered subsequent Closing Notice).

At the Closing, the Target shall issue to the Purchaser, for no additional consideration, a number of Target Warrants equal to the number obtained by dividing the Purchaser’s aggregate purchase price of $[ ] by $10 (not taking into account any reduction in such purchase price due to the purchase of Reduction Shares (as defined below)).

At the Amalgamation Effective Time (as defined in the Business Combination Agreement), pursuant to the Amalgamation, each Purchased Share shall be exchanged for that number of Common Shares equal to the Exchange Ratio, and each Target Warrant shall be exchanged for one New Warrant.

Notwithstanding anything to the contrary contained in this Agreement, if Purchaser owns or acquires ownership of Class A Ordinary Shares in the open market or in privately negotiated transactions with third parties (along with any related rights to redeem or convert such Class A Ordinary Shares in connection with any redemption conducted by the Company in accordance with the Company’s Amended and Restated Memorandum and Articles of Association (“A&R Memo and Articles”) in conjunction with the Closing (the “Redemption”)) prior to the extraordinary general meeting to approve the Transactions and Purchaser does not redeem or convert such Class A Ordinary Shares in connection with the Redemption (including revoking or reversing any previously submitted redemption demand or conversion elections made with respect to such Class A Ordinary Shares) (any such Class A Ordinary Shares, “Non-Redeemed Shares”), and Purchaser notifies the Company and the Target in writing at least two (2) Business Days prior to the anticipated Closing Date that it wishes to apply a specified number of such Non-Redeemed Shares to reduce the number of Purchased Shares it is required to purchase hereunder (the “Reduction Right” and such number of Non-Redeemed Shares, the “Reduction Shares”), the number of Purchased Shares for which Purchaser is obligated and has the right to purchase under this Agreement will be reduced by the number of Reduction Shares and the Purchase Price shall accordingly be reduced by an amount equal to the product of the number of Reduction Shares and $10.00; provided, that (i) promptly upon the Company’s or the Target’s request, Purchaser shall provide the Company and the Target with documentary evidence reasonably requested by the Company or the Target to evidence such Reduction Shares and (ii) the Purchaser agrees that with respect to any such Reduction Shares, it will (A) not sell or otherwise transfer such Reduction Shares prior to the consummation of the Transactions, (B) not vote any Reduction Shares in favor of approving the Transactions and instead submit a proxy abstaining from voting thereon, and (C) to the extent it has the right to have any of its Reduction Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Target (or the Company, as applicable) shall deliver or cause to be delivered to the Purchaser the following:

(i) following the Amalgamation, reasonable evidence of issuance by book entry of the Common Shares and the New Warrants into which the Purchased Shares and Target Warrants have been converted, registered in the name of the Purchaser, and evidence of the effectiveness of the Continuation;

(ii) an email from the Target setting forth the wire transfer instructions of the Target; and

(iii) an amended and restated version of the Warrant Agreement, reflecting the Continuation and the other transactions contemplated by the Business Combination Agreement, and the issuance of the New Warrants purchased hereunder.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Target or the Escrow Agent, as applicable, the Purchaser’s Purchase Price.

2.3 Closing Conditions.

(a) The Closing shall be subject to the satisfaction, or valid waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:

(i) the Common Shares and the Public Warrants shall have been approved for listing on a Stock Exchange, subject only to official notice of issuance and no suspension of the qualification of the Common Shares and Public Warrants for offering or sale or trading on such Stock Exchange and, to the knowledge of the Company, no initiation or threatening of any proceedings for any of such purposes or delisting, shall have occurred;

(ii) all conditions precedent to the closing of the Transactions set forth in the Business Combination Agreement shall have been satisfied (as determined by the parties to the Business Combination Agreement) or waived in writing by the Person(s) with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Transactions pursuant to the Business Combination Agreement including to the extent that any such condition precedent is, or is dependent upon, the consummation of the transactions contemplated hereby), and the closing of the Transactions shall be scheduled to occur substantially concurrently with the Closing; and

(iii) no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby (including, without limitation, the Continuation) illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(b) The obligation of the Company and the Target to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Company of the additional conditions that, on the Closing Date:

(i) except as otherwise provided under Section 2.3(b)(ii), all representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Purchaser of each of the representations, warranties and agreements of the Purchaser contained in this Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable;

(ii) the representations and warranties of the Purchaser contained in Section 3.2(q) of this Agreement shall be true and correct at all times on or prior to the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Purchaser of such representations and warranties;

(iii) the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iv) the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(c) The obligation of the Purchaser to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Purchaser of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company, the Target and the Sponsor contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Target Material Adverse Effect or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Target Material Adverse Effect or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of the Company contained in this Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable;

(ii) each of the Company and the Target shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iii) no amendment or modification of the Business Combination Agreement shall have occurred that would reasonably be expected to materially and adversely affect the economic benefits that the Purchaser would reasonably expect to receive under this Agreement without having received Purchaser’s prior written consent (not to be unreasonably withheld, conditioned or delayed); and

(iv) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in any SEC Reports filed or submitted on or prior to the date hereof, or on or prior to the Closing Date, as applicable, the Company represents and warrants to the Purchaser, as of the date of this Agreement and as of the Closing Date (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Company (i) is validly existing and in good standing under the laws of the jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement and the other Transaction Documents, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect.

(b) As of the Closing Date, the Company Securities will be duly authorized and, when issued, paid for and delivered in accordance with the applicable Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under the Transaction Documents, the Organizational Documents of the Company or applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under the Company’s Organizational Documents (as adopted on the Closing Date) or the laws of its jurisdiction of incorporation.

(c) This Agreement and the other Transaction Documents has been duly authorized, validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the Purchaser of this Agreement and the other Transaction Documents to which they are a party and the due authorization, execution and delivery of the same by all other parties to any Transaction Document, this Agreement and the other Transaction Documents shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the execution and delivery of this Agreement and the other Transaction Documents, the issuance and sale of the Company Securities hereunder, the compliance by the Company with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) the Organizational Documents of the Company, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Company Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other Governmental Authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents (including, without limitation, the issuance of the Company Securities), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 4.10 of this Agreement or of a prospectus in Canada, (iii) filings required by the Commission, the AMF or any similar securities commission, (iv) filings required by the Stock Exchange, including with respect to obtaining shareholder approval, (v) filings and approvals required to consummate the Transactions as provided under the Business Combination Agreement, including those required in connection with the Continuation, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those filings, the failure of which to obtain would not have a Company Material Adverse Effect.

(f) Except for such matters as have not had and would not have a Company Material Adverse Effect, there is no (i) Action, Proceeding or arbitration before a Governmental Authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any Governmental Authority or arbitrator outstanding against the Company.

(g) Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Company Securities by the Company to the Purchaser.

(h) Neither the Company nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Company Securities. The Company Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws, or, if applicable, any Canadian securities laws. Neither the Company nor any person acting on the Company’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would cause the offering of the Company Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions. Neither the Company nor any person acting on the Company’s behalf has offered or sold any securities, or has taken any other action, which would reasonably be expected to subject the offer, issuance or sale of the Company Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(i) Except as would not reasonably be expected to be material to the Company, the Company is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder; and no material weaknesses have been identified that have not been disclosed to the Purchaser.

(j) As of the Closing Date, the Common Shares and the Public Warrants will be eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and the Company is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Shares and the Public Warrants. The Company’s Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program.

(k) [reserved].

(l) As of their respective filing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports required to be filed by the Company with the Commission (the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Notwithstanding the foregoing, this representation and warranty shall not apply to any statement or information in the SEC Reports that relates or arises from the topics referenced in the SEC Guidance, and any restatement, revision or other modification to the SEC Reports (including any financial statements contained therein) relating to or arising from the SEC Guidance shall not be deemed material noncompliance for purposes of this Agreement or the other Transaction Documents.

(m) As of the date hereof, the authorized share capital of the Company is $22,100 divided into 200,000,000 Class A Ordinary Shares, 20,000,000 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) and 1,000,000 preference shares of a par value of $0.0001 (the “Preference Shares”). As of the date hereof and immediately prior to the Continuation and prior to giving effect to the Closing and the Transactions: (i) 23,660,000 Class A Ordinary Shares, 7,666,667 Class B Ordinary Shares and no Preference Shares were issued and outstanding; and (ii) 7,666,645 warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, and 219,998 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share (together “Outstanding Warrants”), were issued and outstanding. No Outstanding Warrants are exercisable on or prior to the closing of the Transactions. All (A) issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive rights; and (B) Outstanding Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights. As of the date hereof, except as set forth above and pursuant to the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Ordinary Shares or other equity interests in the Company (collectively, “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. Except as set forth in the Business Combination Agreement, as of the date hereof, the Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Equity Interests, other than (A) as set forth in the SEC Reports and (B) as contemplated by the Business Combination Agreement. Except as described in the SEC Reports, there are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the Company Securities.

(n) The issued and outstanding Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the New York Stock Exchange under the symbol “VACI.” The issued and outstanding Public Warrants are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the New York Stock Exchange under the symbol “VACI.WS.” Except as set forth in the SEC Reports or as contemplated by the Business Combination Agreement: (i) there is no suit, Action, Proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the Stock Exchange or the Commission with respect to any intention by such entity to deregister the Class A Ordinary Shares or the Public Warrants or prohibit or terminate the listing of the Class A Ordinary Shares or the Public Warrants on the Stock Exchange; (ii) no suspension of trading in or listing of the Class A Ordinary Shares or the Public Warrants is pending or, to the knowledge of the Company, threatened; and (iii) the Company has taken no action that is designed to terminate the registration of the Class A Ordinary Shares or the Public Warrants under the Exchange Act. Following the Continuation and upon consummation of the Transactions, the Common Shares and the Public Warrants are expected to be registered under the Exchange Act and listed for trading on the Stock Exchange.

(o) To the knowledge of the Company, the Company is not, and immediately after receipt of payment for the Company Securities and consummation of the Transactions, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p) Neither the Company nor, to the knowledge of the Company, any agent or other person acting on behalf of the Company has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law, or (v) to the knowledge of the Company, is owned or controlled by any person that is the subject of sanctions administered by the U.S. Office of Foreign Assets Control or any other applicable sanctions authority.

(q) The Company’s accounting firm is WithumSmith+Brown, PC. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm as required by the Exchange Act.

(r) There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(s) The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Company Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(t) The Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Company Securities.

(u) The Company acknowledges that the Purchaser and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of the Company contained in this Agreement or any agreements or documents issued in connection herewith; provided, however, that the foregoing clause of this clause (v) shall not give the Purchaser or the Placement Agent any rights other than those expressly set forth herein. Prior to the Closing, the Company agrees to promptly notify the Purchaser and, until the Effectiveness Date, the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company set forth herein are no longer accurate in all material respects, whether before or after the Closing Date and until the earlier of (i) the Effectiveness Date and (ii) the date on which all Securities have been sold pursuant to an effective Registration Statement or Rule 144. The Company acknowledges and agrees that the sale by the Company of Company Securities to the Purchaser will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Company as of the time of such purchase.

(v) The Company has not entered into any side letter or similar agreement with any other investor in the PIPE Financing that provides such investor with terms that are materially more favorable than those set forth in this Agreement with respect to the economic terms of the Securities, without providing the Purchaser with substantially equivalent terms. The Company represents and warrants that this Agreement, together with the other Transaction Documents, represents the entirety of the agreements between the Company, the Target and the Purchaser with respect to the subject matter hereof, and there are no side letters or other agreements between the Company or the Target and the Purchaser relating to the transactions contemplated hereby that have not been disclosed to all other investors in the PIPE Financing. For the avoidance of doubt, the foregoing shall not apply to, and shall not be deemed to be violated by, any side letter or similar agreement relating to (a) lock-up undertakings by any investor with respect to such investor’s investment in the PIPE Financing, (b) the transfer to any investor of (i) securities of the Company by existing securityholders of the Company (including the Sponsor), which may be effectuated as a forfeiture to the Company and reissuance (including pursuant to Section 4.11 of this Agreement), or (ii) securities to be issued to the direct or indirect securityholders of the Target pursuant to the Business Combination Agreement, or (c) any other arrangements that do not affect the economic terms of the Securities issued to such investor in the PIPE Financing.

(w) Each of the Company and the Target is in compliance in all material respects with all applicable Laws, including, without limitation, applicable U.S. federal and state securities laws and applicable Canadian securities laws. Neither the Company nor the Target has received any written notice of any material violation of any applicable Law that has not been cured or resolved.

(x) Except for the fees and commissions payable to the Placement Agent (which shall be the sole responsibility of the Target as set forth herein), neither the Company nor the Target has incurred any obligation to pay any brokerage commission, finder’s fee or similar payment to any broker, finder, financial advisor or other intermediary in connection with the transactions contemplated by the Transaction Documents. The Company agrees to indemnify and hold harmless the Purchaser from and against any claims, losses or liabilities arising from any such obligations incurred by the Company or the Target (other than with respect to the Placement Agent).

(y) Neither the Company nor the Target (i) has filed a petition in bankruptcy, (ii) had filed against it an involuntary petition in bankruptcy that has not been dismissed within sixty (60) days of filing, (iii) made a general assignment for the benefit of creditors, (iv) had a receiver, trustee, liquidator or similar official appointed for it or any substantial part of its properties or assets, or (v) taken or had taken against it any action under any applicable insolvency, bankruptcy, reorganization, moratorium or similar law for the relief of debtors.

(z) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Company Material Adverse Effect, the Company (i) has made or filed all United States federal, state, and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and no audit or examination of the Company is pending or, to the knowledge of the Company, threatened.

(aa) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (each, a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company covered person, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or Rule 506(d)(3) is applicable.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date of this Agreement and as of the Closing Date (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation with the requisite power and authority to enter into and perform its obligations under the Transaction Documents.

(b) Each Transaction Document to which it is a party has been duly authorized, executed and delivered by the Purchaser, and assuming the due authorization, execution and delivery of the same by the Company and the Target, each Transaction Document to which the Purchaser is a party shall constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution, delivery and performance of the Transaction Documents, including the purchase of the Securities hereunder, the compliance by the Purchaser with all of the provisions of the Transaction Documents and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property or assets of the Purchaser is subject; (ii) the Organizational Documents of the Purchaser; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the transactions contemplated by the Transaction Documents, including the purchase of the Securities.

(d) At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is (i) an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), satisfying the applicable requirements set forth on Annex A hereto, (ii) acquiring the Securities only for its own account and not for the account of others, or if the Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and has provided the Company and the Target with the requested information on Annex A following the signature page hereto). Purchaser is not an entity formed for the specific purpose of acquiring the Securities, unless such newly formed entity is an entity in which all of the equity owners are accredited investors. Purchaser is aware that neither the Company nor the Target is relying specifically on the safe harbor from the registration requirements of the Securities Act provided by Regulation D under the Securities Act, and neither the Company nor the Target will file a Form D under the Securities Act with respect to the offer and sale of the Securities.

(d.1) At the time Purchaser was offered the Securities, it was, and as of the date hereof, the Purchaser (i) is and as of the Closing Date, will be purchasing the Securities as principal for Purchaser’s own account, not for the benefit of any other person, for investment only and not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of Canadian securities laws, (ii) is a resident in or otherwise subject to the securities laws of the jurisdiction set out as “Address for Notice to Purchaser” on the signature page hereto, being the Cayman Islands, (iii) is not an individual and is an “accredited investor” (as such term is defined in National Instrument 45-106 – Prospectus Exemptions of the Canadian Securities Administrators (“NI 45-106”) or Section 73.3 of the Securities Act (Ontario), as applicable, and partially reproduced in Annex B hereto, and the Purchaser has checked the applicable subparagraph in Annex B attached hereto indicating that Purchaser satisfies one of the categories of “accredited investor” set out therein), (iv) was not created or used solely to purchase or hold securities as an accredited investor, and (v) is a “permitted client” as defined in Section 1.1 of National Instrument 31-103 – Registration Requirements, Exemptions and Ongoing Registrant Obligations.

(d.2) The Purchaser, if not a resident of Canada or the United States, is purchasing the Securities in compliance with the securities law of the jurisdiction where the Purchaser is a resident.

(e) The Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act or applicable Canadian securities laws and that the Securities have not been registered under the Securities Act or the securities laws of any state in the United States or other jurisdiction or qualified by prospectus under applicable Canadian securities laws and that the Company is not required to register the Securities except as set forth in Section 4.10 of this Agreement. The Purchaser acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Purchaser under applicable Canadian securities laws or absent an effective registration statement under the Securities Act, except with respect to the Securities Act, (i) to the Company or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act (including without limitation a private resale pursuant to so called “Section 4(a)1½”), or (iii) an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States or other jurisdictions, and that any certificates or account entries representing the Securities shall contain a restrictive legend to such effect. The Purchaser acknowledges and agrees that the Securities will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, the Purchaser may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Purchaser acknowledges and agrees that the Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the date the Company files a Current Report on Form 8-K following the closing date of the Transactions that includes the “Form 10” information required under applicable Commission rules and regulations. The Purchaser acknowledges and agrees that the Company is not a “reporting issuer”, in any jurisdiction of Canada, that the Purchased Shares are subject to statutory resale restrictions under applicable Canadian securities laws of the province in which Purchaser resides (as applicable) and under other applicable Canadian securities laws, which resale restrictions may apply outside of Canada, the Securities may not be resold, transferred, pledged or otherwise disposed of by Purchaser in Canada or to a Canadian investor absent the qualification of such Securities by prospectus or an exemption from, or not being subject to, the prospectus requirements of applicable Canadian securities laws. The Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities.

(f) The Purchaser understands and agrees that it is purchasing the Purchased Shares and the Target Warrants directly from the Target. The Purchaser further acknowledges that there have not been, and the Purchaser hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to the Purchaser by or on behalf of the Company, the Target, the Placement Agent, the Sponsor, any of their respective Affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company and the Target set forth in this Agreement. The Purchaser agrees that none of (i) any other Purchaser (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other Purchaser), (ii) the Placement Agent, its Affiliates or any of its or its Affiliates’ control persons, officers, directors or employees, (iii) the Sponsor, its Affiliates (other than the Company), or any of its or its’ Affiliates respective control persons, officers, directors or employees or (iv) any other party to the Business Combination Agreement, including any such party’s representatives, Affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to the Purchaser pursuant to this Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(g) In making its decision to purchase the Securities, the Purchaser has relied solely upon independent investigation made by the Purchaser and the Company’s and the Target’s representations in Sections 3.1 and Section 3.3, respectively, of this Agreement. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Securities, including with respect to the Company, the Target Companies and the Transactions, and made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to the Purchaser’s investment in the Securities. Without limiting the generality of the foregoing, the Purchaser acknowledges that it has reviewed the Company’s filings with the Commission. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and the Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. The Purchaser acknowledges that certain information provided by the Company and the Target was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The Purchaser further acknowledges that the information provided to the Purchaser was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that the Company intends to file with the Commission in connection with the Transactions (which will include substantial additional information about the Company, the Target Companies and the Transactions and will update and supersede the information previously provided to the Purchaser). The Purchaser acknowledges and agrees that none of the Placement Agent, the Sponsor or any of their Affiliates or any of such Person’s or its Affiliate’s control persons, officers, directors, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”) has provided the Purchaser with any information, recommendation or advice with respect to the Securities nor is such information, recommendation or advice necessary or desired. None of the Placement Agent, the Sponsor or any of their respective Affiliates or Representatives has made or makes any representation as to the Company or the Target Companies or the quality or value of the Securities. In addition, the Company, the Target, the Sponsor, Placement Agent and their respective Affiliates or Representatives may have acquired non-public information with respect to the Company or the Target Companies which the Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, none of the Placement Agent, its Affiliates or the Company, the Target, the Sponsor or any of their respective Affiliates or Representatives has acted as a financial advisor or fiduciary to the Purchaser. Purchaser further acknowledges that certain financial information (whether historical, audited, unaudited or otherwise, or in the form of projections) was prepared without the participation of the Placement Agent and that the Placement Agent does not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections. Purchaser further acknowledges that no disclosure or offering document has been prepared or reviewed by the Placement Agent or any of its Affiliates in connection with the offer and sale of the Securities, and the Placement Agent and its Affiliates and any control persons, officers, directors, employees, partners, agents or representatives of the Placement Agent and its Affiliates have made no independent investigation with respect to the Company or the Target, the Securities, the PIPE Financing or the Transactions or the accuracy, completeness or adequacy of any information supplied to the Placement Agent by the Company or the Target. Purchaser acknowledges that it has not relied on the Placement Agent in connection with its determination as to the legality of its acquisition of the Securities or as to the other matters referred to herein. Purchaser agrees that none of the Placement Agent, nor any of their respective Affiliates or any of their or their respective Affiliates’ control persons, officers, directors or employees, shall be liable to the Purchaser pursuant to this Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities. Purchaser further acknowledges that Purchaser has not relied upon the Placement Agent in connection with Purchaser’s due diligence review of the offering of the Securities and of the Company and the Target, and Purchaser will not look to the Placement Agent for all or part of any such Loss or Losses that Purchaser may suffer.

(h) The Purchaser became aware of this offering of the Securities solely by means of direct contact between the Purchaser and the Target or its Affiliates, or by means of contact from the Placement Agent, and Securities were offered to the Purchaser solely by direct contact between the Purchaser and the Target or its Affiliates. The Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to the Purchaser, by any other means. The Purchaser acknowledges that the Target represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, any state securities laws, or any Canadian securities laws. If the Purchaser is located in or subject to the securities laws of a province of Canada, the Purchaser acknowledges receipt of the Investor Presentation and that, except for the Investor Presentation, it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum (within the meaning of Canadian securities laws), any prospectus, sales or advertising literature, or any other document describing or purporting to describe the Target, the Company, their respective businesses and affairs or the transactions contemplated herein which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Securities.

(i) The Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in the SEC Reports. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Purchaser has considered necessary to make an informed investment decision. The Purchaser (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Purchaser understands and acknowledges that the purchase and sale of the Securities hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(j) The Purchaser has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in the Target and/or the Company. The Purchaser acknowledges specifically that a possibility of total loss exists.

(k) The Purchaser understands and agrees that no federal, provincial or state agency, securities commission or similar authority has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(l) The Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Purchaser maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Securities were legally derived. The funds representing the subscription funds to be provided by the Purchaser which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”).

(m) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company or the Target as a result of the purchase and sale of Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company or the Target from and after the Closing as a result of the purchase and sale of Securities hereunder.

(n) The Purchaser (i) will have sufficient funds to pay the Purchase Price pursuant to Section 2.1 of this Agreement and any expenses incurred by the Purchaser in connection with the transactions contemplated by or in connection with the Transaction Documents; (ii) has the resources and capabilities (financial or otherwise) to perform its obligations under the Transaction Documents; and (iii) has not incurred any obligation, commitment, restriction or liability of any kind, absolute or contingent, present or future, which would impair or adversely affect its ability to perform its obligations under the Transaction Documents.

(o) The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, the Target, the Sponsor, the Placement Agent or any of their respective Affiliates or any of their respective or their respective Affiliates’ control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the Company and the Target contained in Sections 3.1 and Section 3.3, respectively, of this Agreement, in making its investment or decision to invest in the Company or the Target. The Purchaser agrees that none of (i) any other Purchaser or any other Person participating in any other private placement of Common Shares or New Warrants (including the controlling persons, officers, directors, partners, agents or employees of any such other Person), (ii) the Company, the Target, their respective Affiliates or any of their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives, (iii) the Sponsor, its Affiliates or any of its or their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives, nor (iv) the Placement Agent, its Affiliates or any of its or their respective control persons, officers, directors, partners, agents, employees or representatives shall be liable to the Purchaser or any other Purchaser pursuant to the Transaction Documents or any other agreement related to a private placement of Securities for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder or thereunder.

(p) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by the Purchaser solely in connection with the sale of the Securities to the Purchaser.

(q) [reserved].

(r) [reserved].

(s) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Purchaser with the Commission with respect to the beneficial ownership of the Company’s outstanding securities prior to the date hereof, the Purchaser is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(t) The Purchaser acknowledges that (i) the Company, the Target Companies, the Sponsor and the Placement Agent, and any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives currently may have, and later may come into possession of, information regarding the Company and the Target Companies that is not known to the Purchaser and that may be material to a decision to purchase the Securities, (ii) the Purchaser has determined to purchase the Securities notwithstanding its lack of knowledge of such information, and (iii) none of the Company, the Target Companies, the Sponsor or the Placement Agent or any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives shall have liability to the Purchaser, and the Purchaser hereby, to the extent permitted by law, waives and releases any claims it may have against the Company, the Target Companies, the Sponsor, the Placement Agent and their respective Affiliates, control persons, officers, directors, employees, agents or representatives, with respect to the nondisclosure of such information.

(u) The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(v) Purchaser acknowledges and agrees that the Placement Agent and any of its Affiliates (i) have not made and will not make any representation, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the PIPE Financing, the Transactions, the Company, the Target, the quality or value of the Securities, any of the documents furnished pursuant therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or the business, condition (financial and otherwise), management, operations, properties or prospects of, or any other matter concerning, the Company, the Target, the PIPE Financing or the Transactions; and (ii) may have existing or future business relationships with the Company and the Target (including, but not limited to, lending, depository, risk management, advisory and banking relationships) and will pursue actions and take steps that it deems or they deem necessary or appropriate to protect its or their interests arising therefrom. The Purchaser further acknowledges and agrees that the Company’s and the Target’s respective Affiliates and/or Placement Agent and/or its Affiliates may now or in the future own securities of the Company and may purchase securities in connection with the Transactions.

(w) Purchaser acknowledges and agrees that (i) it has been informed that, in connection with the Transactions, (A) the Placement Agent is acting as the sole placement agent to the Target, (B) the Placement Agent is acting as financial advisor to the Target, and (C) any additional placement agents engaged by the Company or the Target in connection with the PIPE Financing may act as placement agents or advisors to the Company or the Target after the date of this Agreement, (ii) the Placement Agent is not acting as an underwriter or in any other capacity in connection with the PIPE Financing, and (iii) the Placement Agent will receive deferred underwriting commissions in connection with the IPO. Purchaser waives and releases any claim that it or its Affiliates may have against the Placement Agent and its Affiliates and any control persons, officers, directors, employees, partners, agents or representatives of the Placement Agent and its Affiliates with respect to any actual or perceived conflict of interest that may arise from the Placement Agent’s engagements as indicated in the immediately preceding sentence, in the context of the Placement Agent’s engagement by the Target as its placement agent or lead capital markets advisor in connection with the PIPE Financing. The Target is solely responsible for paying any fees or other commission owed to the Placement Agent in connection with the PIPE Financing or the Transactions.

(x) Purchaser acknowledges that Purchaser shall be responsible for any of Purchaser’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that none of the Company, the Placement Agent, the Target, or any of their respective agents or Affiliates has offered Purchaser any tax advice relating to Purchaser’s investment in the Securities, or made any representations, warranties or guarantees, whether written or oral, regarding the tax consequences of Purchaser’s investment in the Securities.

(y) Purchaser acknowledges that the Company, the Target and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of Purchaser contained in this Agreement or any agreements or documents issued in connection herewith; provided, however, that the foregoing clause of this clause (y) shall not give the Company, the Target or the Placement Agent any rights other than those expressly set forth herein. Prior to the Closing, Purchaser agrees to promptly notify the Company, the Target and the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Purchaser set forth herein are no longer accurate in all material respects. Purchaser acknowledges and agrees that the purchase by Purchaser of Securities from the Target will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Purchaser as of the time of such purchase.

(z) Purchaser agrees that the Placement Agent shall not be liable to it (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in good faith in connection with the Transactions and the purchase and sale of the Securities hereunder or otherwise for all or any part of any Loss or Losses with respect to the Securities that Purchaser may suffer. On behalf of Purchaser and its Affiliates, Purchaser releases the Placement Agent in respect of any Losses related to the Transactions and the purchase and sale of Securities hereunder. Purchaser agrees not to commence any litigation or bring any claim against the Placement Agent in any court or other forum which relates to, may arise out of, or is in connection with, the Transactions and the purchase and sale of the Securities hereunder. This undertaking is given freely and after obtaining independent legal advice. Purchaser, the Target and the Company agree that the obligations of the Placement Agent and any additional placement agent under this Agreement or any other agreement entered into in connection with the PIPE Financing are several and not joint.

3.3 Representations and Warranties of the Target. The Target represents and warrants to the Purchaser, as of the date of this Agreement and as of immediately prior to the Amalgamation (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Target (i) is validly existing and in good standing under the laws of the jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Agreement and the other Transaction Documents, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Target Material Adverse Effect.

(b) When issued under the Plan of Arrangement, the Target Securities will be duly authorized and, when issued, paid for and delivered in accordance with the applicable Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under the Transaction Documents, the Organizational Documents of the Target or applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under the Organizational Documents of the Target (as adopted on the Closing Date) or the laws of its jurisdiction of incorporation.

(c) This Agreement and the other Transaction Documents has been duly authorized, validly executed and delivered by the Target, and assuming the due authorization, execution and delivery of the same by the Purchaser of this Agreement and the other Transaction Documents to which they are a party and the due authorization, execution and delivery of the same by all other parties to any Transaction Document, this Agreement and the other Transaction Documents shall constitute the valid and legally binding obligation of the Target, enforceable against the Target in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(d) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the execution and delivery of this Agreement and the other Transaction Documents, the issuance and sale of the Target Securities hereunder, the compliance by the Target with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Target pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Target is a party or by which the Target is bound or to which any of the property or assets of the Target is subject, (ii) the Organizational Documents of the Target, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Target or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Target Material Adverse Effect.

(e) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the Target is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, provincial, local or other Governmental Authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents (including, without limitation, the issuance of the Target Securities), other than (i) filings required by applicable state, provincial or federal securities laws, (ii) the filing of the Registration Statement pursuant to Section 4.10 of this Agreement or of a prospectus in Canada, (iii) filings required by the Commission, the AMF or any similar securities commission, (iv) filings required by the Stock Exchange, including with respect to obtaining shareholder approval, (v) filings and approvals required to consummate the Transactions as provided under the Business Combination Agreement, including those required in connection with the Plan of Arrangement, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those filings, the failure of which to obtain would not have a Target Material Adverse Effect.

(f) Except for such matters as have not had and would not have a Target Material Adverse Effect, there is no (i) Action, Proceeding or arbitration before a Governmental Authority or arbitrator pending, or, to the knowledge of the Target, threatened in writing against the Target or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Target.

(g) Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Target Securities by the Target to the Purchaser.

(i) Neither the Target nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Target Securities. The Target Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither the Target nor any person acting on the Target’s behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would cause the offering of the Target Securities pursuant to this Agreement to be integrated with prior offerings by the Target for purposes of the Securities Act or any applicable shareholder approval provisions. Neither the Target nor any person acting on the Target’s behalf has offered or sold any securities, or has taken any other action, which would reasonably be expected to subject the offer, issuance or sale of the Target Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(j) The Target is solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agent and Affiliates of the Target.

(l) To the knowledge of the Target, the Target is not, and immediately after receipt of payment for the Target Securities and consummation of the Transactions, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m) Neither the Target nor, to the knowledge of the Target, any agent or other person acting on behalf of the Target has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Target (or made by any person acting on its behalf of which the Target is aware) which is in violation of law, (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-bribery or anti-corruption law or (v) to the knowledge of the Company, is owned or controlled by any person that is the subject of sanctions administered by the U.S. Office of Foreign Assets Control or any other applicable sanctions authority.

(n) There are no disagreements of any kind presently existing, or reasonably anticipated by the Target to arise, between the Target and the accountants and lawyers formerly or presently employed by the Target and the Target is current with respect to any fees owed to its accountants and lawyers which could affect the Target’s ability to perform any of its obligations under any of the Transaction Documents.

(o) The Target acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Target further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Target (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Securities. The Target further represents to the Purchaser that the Target’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Target and its representatives.

(p) The Target has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Target to facilitate the sale or resale of any of the Target Securities.

(q) Target acknowledges that the Purchaser and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of Target contained in this Agreement or any agreements or documents issued in connection herewith; provided, however, that the foregoing clause of this clause (v) shall not give the Purchaser or the Placement Agent any rights other than those expressly set forth herein. Prior to the Closing. Target agrees to promptly notify the Purchaser and the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Target set forth herein are no longer accurate in all material respects. Target acknowledges and agrees that the sale by Target of Target Securities to the Purchaser will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Target as of the time of such purchase.

(r) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Target Material Adverse Effect, the Target (i) has made or filed all United States federal, state, local and foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and no audit or examination of the Target or any of its subsidiaries is pending or, to the knowledge of the Target, threatened.

(s) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (each, a “Disqualification Event”) is applicable to the Target or, to the Target’s knowledge, any Target covered person, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or Rule 506(d)(3) is applicable.

3.4 Representations and Warranties of the Sponsor. The Sponsor represents and warrants to the Purchaser, as of the date of this Agreement and as of immediately prior to the Amalgamation (or, if such representations and warranties are made with respect to a specified date, as of such date):

(a) The Sponsor is duly organized and validly existing under the laws of the jurisdiction of incorporation, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Sponsor’s organizational powers and have been duly authorized by all necessary organizational actions on the part of the Sponsor. This Agreement has been duly executed and delivered by the Sponsor and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of the Sponsor, enforceable against the Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies). If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into this Agreement on behalf of the Sponsor.

(b) The Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good, valid and marketable title to, all of its Sponsor Transfer Shares, and there exist no liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Sponsor Transfer Shares (other than transfer restrictions under the Securities Act)) affecting any such Sponsor Transfer Shares.

(c) The execution and delivery of this Agreement by the Sponsor does not, and the performance by the Sponsor of its obligations hereunder and the consummation of the transactions contemplated hereby and the Transactions and the other transactions contemplated by the Business Combination Agreement will not constitute or result in, (i) conflict with or result in a violation of the organizational documents of the Sponsor, (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any contract binding upon the Sponsor or the Sponsor Transfer Shares), in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement, or (iii) result in the creation of any lien upon any of the properties or assets of Purchaser, to the extent the creation of such lien would prevent, enjoin or materially delay the performance by the Sponsor of its obligations under this Agreement.

(d) The Sponsor acknowledges that the Purchaser and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties of the Sponsor contained in this Agreement or any agreements or documents issued in connection herewith; provided, however, that the foregoing clause of this clause (v) shall not give the Purchaser or the Placement Agent any rights other than those expressly set forth herein. Prior to the Closing, the Sponsor agrees to promptly notify the Purchaser and the Placement Agent if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Sponsor set forth herein are no longer accurate in all material respects. The Sponsor acknowledges and agrees that the transfer of the Sponsor Transfer Shares to the Purchaser will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Sponsor as of the time of such purchase.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state, provincial territorial and federal U.S. and Canadian securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Target or to an Affiliate of the Purchaser, the Target may require the transferor thereof to provide to the Target an opinion of counsel selected by the transferor and reasonably acceptable to the Target, the form and substance of which opinion shall be reasonably satisfactory to the Target, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of the Purchaser under this Agreement.

(b) Subject to applicable securities laws, including Canadian securities laws, the Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF (I) [DATE OF DISTRIBUTION], AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA.

The Target acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. At the Purchaser’s expense, the Target will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to Section 4.10 of this Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling securityholders thereunder.

(c) At any time and from time to time in connection with a bona fide sale of Securities effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to an effective registration statement of which such prospectus forms a part, the Target shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Securities and broker, if applicable, in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Securities being sold and (ii) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). The Target shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and legend removal and the Purchaser shall be responsible for its own fees or costs associated therewith (including its legal fees or costs of its legal counsel).

(d) The Purchaser agrees with the Company that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act and applicable Canadian securities laws, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein and will not be sold if Purchaser has been notified in writing by the Company that the use of such Registration Statement has been suspended or if Purchaser knows or has reason to know that the Commission has issued a stop order suspending the effectiveness of the Registration Statement, and Purchaser acknowledges that the removal of the restrictive legend from certificates (or reasonable evidence of issuance by book entry, as applicable) representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

Certificates (or book entries) evidencing the Company Securities received hereunder shall not bear any restrictive legend, or such legend shall be removed, as applicable, at such time as such securities may be sold pursuant to an effective registration statement and otherwise in accordance with applicable law and this Agreement, or at such time as such legend is no longer required under applicable securities laws.

Upon the written request of a Purchaser, and subject to the receipt by the Company, its counsel and/or the Transfer Agent of such customary representations, certifications and other documentation as they may reasonably request, the Company shall use commercially reasonable efforts to cause its counsel to deliver to the Transfer Agent such customary legal opinion as may be reasonably necessary to effect the removal of such legend.

The Company agrees that following the Effectiveness Date, or at such earlier time as such legend is no longer required under this Section, it shall, no later than two (2) Trading Days following receipt by the Company or the Transfer Agent of the applicable certificate (if any) or book-entry legend removal request, together with such customary supporting documentation, deliver or cause to be delivered to such Purchaser a certificate or evidence of book-entry position representing such Shares or Warrant Shares free of the restrictive legend required by this Section.

The Company shall not make any notation on its records or give instructions to the Transfer Agent that would enlarge the restrictions on transfer set forth in this Section, except as required by applicable law. Company Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent by crediting the account of the Purchaser’s prime broker with DTC through its Deposit/Withdrawal at Custodian system, if available, as directed by such Purchaser. The Purchaser shall provide the Company written notice of a removal request at least two (2) Trading Days prior to delivery of any legended certificate, if applicable.

4.2 Furnishing of Information; Public Information. Until the time that the Purchaser does not own any Securities, the Company shall use commercially reasonable efforts to maintain the registration of the Common Shares and the Public Warrants under Section 12(b) or 12(g) of the Exchange Act and to timely file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.4  Reliance To the extent the Company or Target issue any legal opinions to Purchaser or any other subscriber of Common Shares or New Warrants under any other agreement entered into in connection with the PIPE Financing, the same opinion shall also be delivered to the Placement Agent, or the Placement Agent shall otherwise be permitted to rely on such opinion to the same extent as the addressee thereof.

4.5 Securities Laws Disclosure; Publicity. The Company shall within one (1) Business Day of the date of the entry into the Business Combination Agreement (a) issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents and the Investor Presentation as exhibits thereto, with the Commission (11:59 P.M Eastern Time on the date of the filing of such press release and Current Report, the “Cleanse Time”). As soon as practicable following the Cleanse Time, the Company shall inform the Purchaser in writing that it is no longer in possession of material, non-public information regarding the Company. From and after the Cleanse Time, the Company represents to the Purchaser that it shall have publicly disclosed all material, non-public information, as of immediately prior to the Cleanse Time, delivered to the Purchaser by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser (not to be unreasonably withheld, delayed or conditioned), except (a) as required by federal or provincial securities law or requested by the staff of the Commission, the AMF or any similar securities commission in connection with (i) any filings in connection with the Transactions, (ii) any registration statement or prospectus contemplated by Section 4.10 of this Agreement and (iii) the filing of final Transaction Documents with the Commission, the AMF or any similar securities commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under this clause (b).

4.6 Non-Public Information. From and after the Cleanse Time, each of the Company, the Target and the Sponsor covenants and agrees that neither it, nor any other Person acting on their respective behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the Company, the Target or the Sponsor reasonably believes constitutes, material non-public information, unless prior thereto the Purchaser shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that, after the Cleanse Time, the Company, the Target, the Sponsor or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to the Purchaser without the Purchaser’s consent, the Company, the Target and the Sponsor hereby covenants and agrees that the Purchaser shall not have any duty of trust or confidentiality to the Company, the Target, the Sponsor or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, the Target, the Sponsor or any of their respective officers, directors, agents, employees or Affiliates not to trade while aware of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. In such event, the Company shall promptly disclose such material, non-public information to the public, either by filing a Current Report on Form 8-K with the Commission or by such other means of public disclosure as may be reasonably determined by the Company (including by way of press release), and shall notify the Purchaser in writing promptly upon such public disclosure having been made. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or the Target, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. Each of the Company and the Target understands and confirms that the Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

4.7 Indemnification.

(a)  To the extent Purchaser is named as a selling stockholder under any Registration Statement, the Company shall indemnify and hold harmless, to the extent permitted by law, Purchaser, its directors, trustees, officers, partners, members, managers, stockholders, affiliates, employees, advisers and agents, and each person who controls Purchaser (within the meaning of the Securities Act or the Exchange Act) and each affiliate of Purchaser (within the meaning of Rule 405 under the Securities Act) from and against any and all Losses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) that arise out of or are caused by, based upon, arising out of or relating to (i) any untrue or alleged untrue statement of material fact contained in such Registration Statement, any prospectus included in such Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto, or document incorporated therein by reference, (ii) or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances in which they were made) not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, Exchange Act, or any state, provincial, territorial or federal securities laws or rules or regulation thereunder, in connection with the performance of its obligations under Section 4.10 of this Agreement, except insofar as such untrue statement, alleged untrue statement, omissions, or alleged omission is caused by or contained in any information furnished in writing to the Company by or on behalf of the Purchaser expressly for use therein.

(b)  To the extent permitted by law, and in connection with any Registration Statement in which Purchaser is participating as a selling stockholder, Purchaser agrees, severally and not jointly with any other investor in the PIPE Financing, to indemnify and hold harmless the Company and its directors, officers, employees and agents, and each person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Company against any Losses (including, without limitation, reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, any prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances in which they were made) not misleading, but only to the extent that such untrue statement, alleged untrue statement, omissions, or alleged omission is caused by or contained in any Purchaser Information furnished in writing to the Company by or on behalf of Purchaser expressly for use therein; provided, however, that the indemnification contained in this Section 4.7(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of Purchaser. In no event shall the liability of Purchaser payable by way of indemnity or contribution under this Section 4.7(b) be greater than the dollar amount of the net proceeds received by Purchaser upon the sale of the Securities purchased pursuant to this Agreement giving rise to such indemnification or contribution obligation.

 (c) If any Action or Proceeding shall be brought against any Person in respect of which indemnity may be sought pursuant to this Agreement, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing, but the omission to notify such Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to any Indemnified Party under this Section 4.7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the Indemnifying Party. The Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Indemnified Party. Any Indemnified Party shall have the right to employ separate counsel in any such Action or Proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Action or Proceeding there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party, in which case the Indemnifying Party shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Indemnifying Party shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any Loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

4.8 Certain Transactions and Confidentiality. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at the Cleanse Time. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release and the Current Report on Form 8-K as described in Section 4.5, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that, (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the Cleanse Time and (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the Cleanse Time. Notwithstanding the foregoing, each of the Company, the Placement Agent and Purchaser is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or regulatory bodies.

4.9 Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States.

4.10 Registration Rights.

(a)  The Company shall submit or file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Company Securities purchased hereunder and naming the Purchaser as a selling stockholder thereunder (the “Registration Statement”) no later than thirty (30) calendar days after the Closing (such deadline the “Filing Deadline”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar day (or 90th calendar day if the Commission notifies the Company that it will “review” the Registration Statement) following the earlier of (A) the filing of the Registration Statement and (B) the Filing Deadline, and (ii) the 7th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such deadline the “Effectiveness Deadline”), provided, that if the Filing Deadline or Effectiveness Deadline falls on Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline or Effectiveness Deadline, as the case may be, shall be extended to the next Business Day on which the Commission is open for business, provided, further, however, that the Company’s obligations to include Purchaser’s Company Securities in the Registration Statement are contingent upon Purchaser furnishing in a completed questionnaire in customary form to the Company that contains the information required by Commission rules for a Registration Statement regarding Purchaser, the securities of the Company held by Purchaser and the intended method of disposition of the Company Securities (which shall be limited to non-underwritten public offerings) (collectively, the “Purchaser Information”) as shall be reasonably requested by the Company to effect the registration of the Company Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided that Purchaser shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Company Securities, including, for the avoidance of doubt, the Sponsor Transfer Shares. If the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of Business Days on which the Commission remains closed. Any failure by the Company to file the Registration Statement by the Filing Deadline or to cause the effectiveness of such Registration Statement by the Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or cause the effectiveness of the Registration Statement as set forth above in this Section 4.10. Upon notification by the Commission that any Registration Statement has been declared effective by the Commission, and within two (2) Business Days thereafter, the Company shall file the final prospectus under Rule 424 of the Securities Act.

(b)  The Company will provide a copy of such portions of the draft of the Registration Statement that include Purchaser Information to Purchaser for review and comment at least two (2) Business Day in advance of filing the Registration Statement, provided, that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Purchaser’s review. With respect to the Purchaser Information, the Company shall request such information at least five (5) Business Days prior to the anticipated initial filing date of the Registration Statement.

(c)  In no event shall the Purchaser be identified as a statutory underwriter in the Registration Statement unless requested by the Commission; provided, that if the Commission requests that the Purchaser be identified as a statutory underwriter in the Registration Statement, the Purchaser will have an opportunity to withdraw from the Registration Statement, it being understood that such withdrawal shall not relieve the Company of its obligation to register for resale the Company Securities at a later date.

(d)  The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use its commercially reasonable efforts to, at its expense, cause such Registration Statement to remain effective with respect to Purchaser, keep any qualification, exemption or compliance under state securities laws which the Company determines to obtain continuously effective with respect to Purchaser, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of (i) four years from the issuance of the Securities issued hereunder, (ii) the date on which all of the Securities issued hereunder shall have been sold, or (iii) the first date on which the undersigned can sell all of its Securities issued hereunder (or shares received in exchange therefor) under Rule 144 without limitation as to the manner of sale, the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144; provided, that the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Purchaser not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Board of Directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Company in the Registration Statement of material non-public information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Board of Director, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two (2) occasions or for more than thirty (30) consecutive calendar days during any twelve-month period. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company and which notice shall not be subject to any duty of confidentiality) (A) of the occurrence of any Suspension Event during the period that the Registration Statement is effective or (B) that, as a result of a Suspension Event, the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Purchaser agrees that it will promptly discontinue offers and sales of the Securities under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144 or any other applicable exemption to the registration requirements under the Securities Act) until Purchaser receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales (which notice shall not contain any material non-public information regarding the Company and which notice shall not be subject to any duty of confidentiality). If so directed by the Company, Purchaser will deliver to the Company or, in Purchaser’s sole discretion destroy, all copies of the prospectus covering the Securities in Purchaser’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Securities shall not apply (i) to the extent Purchaser is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. Notwithstanding anything to the contrary herein, the Company shall use its commercially reasonable efforts to cause its transfer agent to deliver unlegended Common Shares or New Warrants to a transferee of the Purchaser in connection with any sale of Securities with respect to which the Purchaser has entered into a contract for sale, prior to the Purchaser’s receipt of the notice of a Suspension Event and for which the Purchaser has not yet settled.

(e)  If the Commission prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Securities issued hereunder by Purchaser or Common Shares or New Warrants by any other selling stockholder named in the Registration Statement, the Company will promptly notify Purchaser of such event, and such Registration Statement shall register for resale such number of Common Shares and New Warrants which is equal to the maximum number of Securities as is permitted by the Commission. In such event, the number of Common Shares or New Warrants, as applicable, to be registered for Purchaser or other selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders (or as otherwise directed by the Commission) and as promptly as practicable after being permitted to register additional Securities under Rule 415 under the Securities Act, the Company shall use commercially reasonable efforts to amend the Registration Statement or file with the Commission and cause to be declared effective, as promptly as allowed by the Commission, one or more registration statements to register the resale of those Securities that were not registered on the initial Registration Statement, as so amended and to cause such amendment or Registration Statement to become effective as promptly as practicable. Any such amended or new registration statement(s) shall be deemed to be a “Registration Statement” and all provisions of Section 5 shall apply with respect thereto.

(f)  In the case of a registration effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform Purchaser as to the status of such registration. The Company shall advise Purchaser as promptly as practicable, but in no event later than five (5) Business Days following or such earlier date as indicated:

(i)  when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)  of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information with respect to the Purchaser;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose within two (2) Business Days of the Company’s notice of such event;

(iv)  within two (2) Business Days of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)  subject to the provisions in this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Company shall not, when so advising Purchaser of such events, provide Purchaser with any material, non-public information regarding the Company other than to the extent that providing notice to Purchaser of the occurrence of the events listed in clauses (i) through (v) above may constitute the provision of material, non-public information regarding the Company.

(g) The Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable.

(h)  Except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement as contemplated by this Agreement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities required hereby and to provide all customary and reasonable cooperation necessary to enable Purchaser to resell the Securities pursuant to the Registration Statement.

(j)  For purposes of this Section 4, “Securities” shall be deemed to include, as of any date of determination, the Securities and any equity security issued or issuable with respect to such Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, and “Purchaser” shall mean the Purchaser or any Affiliate of the Purchaser or other person to whom the rights under this Section 5 shall have been assigned.

(k)  If (i) the Registration Statement is not filed by the Filing Deadline, (ii) the Registration Statement is not declared effective by the Commission by the Effectiveness Deadline, or (iii) after the Registration Statement has been declared effective, the Company suspends the use of or the effectiveness of the Registration Statement for a period exceeding that permitted by Section 4.10(e) (each such event, a “Registration Default” and the date on which such Registration Default occurs, a “Registration Default Date”), then the Company shall pay to the Purchaser an amount in cash equal to one-half percent (0.5%) of the aggregate Purchase Price paid by the Purchaser for the Securities then held by the Purchaser for each thirty (30) day period (or pro rata portion thereof) during which such Registration Default continues (the “Registration Default Payments”); provided, however, that no such liquidated damages shall accrue or be payable (A) for the first thirty (30) days following the applicable Registration Default Date, (B) to the extent such Registration Default arises from or relates to the Purchaser’s failure to timely furnish information, representations, questionnaires or other documents required to be provided by the Purchaser for inclusion in the Registration Statement, or (C) during any period in which the Purchaser is not permitted to use the Registration Statement as a result of a suspension permitted under Section 4.10(e). The aggregate Registration Default Payments payable to the Purchaser shall not exceed two percent (2.0%) of the aggregate Purchase Price paid by the Purchaser. Registration Default Payments shall be paid within five (5) Business Days of the end of each applicable thirty (30) day period. The parties agree that the Registration Default Payments represent a reasonable estimate of the damages that would be suffered by the Purchaser as a result of a Registration Default.

(l) Notwithstanding anything to the contrary in this Agreement, at any time that the Company notifies the Purchaser that it is in possession of material non-public information regarding the Company or the Target, or upon the occurrence of a Suspension Event, the Purchaser shall have the right, exercisable upon written notice to the Company (an “Opt-Out Notice”), to opt out of inclusion in the applicable Registration Statement for such period of time as the Purchaser reasonably determines is necessary to avoid a violation of applicable securities laws. Promptly upon receipt of an Opt-Out Notice, the Company shall use commercially reasonable efforts to remove the Purchaser’s Securities from the applicable Registration Statement (or the relevant portion thereof). Such opt-out shall not affect the Company’s obligation to register the Purchaser’s Securities at a later date when the Purchaser notifies the Company that it wishes to be included in a Registration Statement (an “Opt-In Notice”), and the Company shall use commercially reasonable efforts to include the Purchaser’s Securities in the next available Registration Statement or amendment thereto following receipt of an Opt-In Notice.

(m)  The parties acknowledge and agree that the Purchased Shares, the New Warrants and the Common Shares issuable upon exercise of the New Warrants are intended to be issued under the Plan of Arrangement and therefore are not intended to require separate registration on the Form F-4. To the extent permitted by applicable Law, the Company shall use commercially reasonable efforts to ensure that such securities are freely tradable promptly following Closing. If any such securities are not freely tradable within thirty (30) days following Closing or otherwise require resale registration within thirty (30) days following Closing, the applicable provisions of this Section 4.10 shall apply. For the avoidance of doubt, any failure by the Company to cause such securities to be freely tradable within thirty (30) days following Closing shall not, in and of itself, constitute a Registration Default under Section 4.10(k), so long as the Company continues to comply with its obligations to file and cause the effectiveness of a separate Registration Statement pursuant to this Section 4.10.

4.11 Sponsor Accommodation. At the Closing, Sponsor, shall transfer (including by way of forfeiture and reissuance) to Purchaser [ ]1 Common Shares (the “Sponsor Transfer Shares”).

4.12 Privacy. The Purchaser acknowledges and consents to the fact that the Company and the Target are collecting the Purchaser’s personal information (as that term is defined under applicable privacy legislation, including, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing this Agreement and the transactions contemplated hereby. The Purchaser acknowledges and consents to the Company and the Target retaining such personal information for as long as necessary for the purposes described in this Section 4.12 or as required by law. The Purchaser further acknowledges and consents to the fact that the Company and the Target and their respective representatives may be required by securities laws, the rules and policies of any stock exchange or the rules of the Canadian Investment Regulatory Organization or otherwise by applicable law to provide regulatory authorities with any personal information provided under this Agreement. In addition to the foregoing, the Purchaser agrees and acknowledges that the Company and the Target may use and disclose the Purchaser’s personal information as follows: (A) for internal use solely with respect to managing the relationships between and contractual obligations of the Company and the Target and the Purchaser directly arising from this Agreement and the transactions contemplated herein; (B) for use and disclosure for income tax related purposes, including, without limitation, where required by law, disclosure to the Canada Revenue Agency (C) for disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings; (D) for disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure, provided that, to the extent permitted by applicable law, the Company or the Target as applicable, shall provide the Purchaser with prompt prior written notice of any such compelled disclosure to that the Purchaser may seek protective order or other appropriate remedy; (E) for disclosure to professional advisers of the Company and the Target in connection with the performance of their professional services and subject to customary confidentiality obligations; (F) for disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Purchaser’s prior written consent; (G) for disclosure to a court determining the rights of the parties under this Agreement; or (H) for use and disclosure as otherwise required by law.

4.13 Company and Target Standstill. From the date hereof until the date that is sixty (60) days following the Closing Date, neither the Company nor the Target shall, without the prior written consent of holders of a majority of the Securities issued in the PIPE Financing (by dollar amount), issue or agree to issue any Common Shares or securities convertible into or exercisable for Common Shares at an effective price per share less than the effective per share purchase price paid by the Purchaser hereunder (as adjusted for any stock splits, combinations, or similar events); provided, that the foregoing shall not apply to (i) issuances pursuant to employee benefit plans, option plans or other equity incentive plans approved by the Board of Directors, (ii) issuances in connection with acquisitions or strategic transactions approved by the Board of Directors, (iii) issuances pursuant to the exercise of warrants, options or convertible securities outstanding as of the date here of, or (iv) issuances in connection with any refinancing of Indebtedness approved by the Board of Directors.

4.14 Prohibition on Variable Rate Transactions. From the date hereof until the date that is six (6) months following the Closing Date (or, if earlier, the date on which the Purchaser no longer holds any Securities), the Company shall not enter into any agreement providing for the issuance of Common Shares or securities convertible into, exercisable for, or exchangeable for Common Shares at a conversion, exercise, or exchange price that (i) is subject to adjustment based on the market price of the Common Shares (other than customary anti-dilution adjustments for stock splits, combinations, and the like), (ii) incorporates a variable rate feature, or (iii) constitutes a “variable rate transaction” as commonly understood in the context of convertible note or similar financings (including, without limitation, equity lines of credit, at-the-market offerings that are not disclosed to the Purchaser, and similar structures); provided, that the foregoing shall not apply to (w) issuances pursuant to employee benefit plans approved by the Board of Directors, (x) issuances in connection with acquisitions or strategic transactions approved by the Board of Directors, (y) issuances pursuant to the exercise or conversion of securities outstanding as of the Closing Date or (z) bona fide at-the-market offerings effected pursuant to an effective registration statement and conducted through a nationally recognized broker-dealer in accordance with customary market terms.

[1]	One Common Share for each Common Share issued hereunder and each Reduction Share purchased to satisfy Purchaser Obligations.

ARTICLE 5

MISCELLANEOUS

5.1 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect hereof, upon the earlier to occur of (a) the mutual written agreement of the parties hereto to terminate this Agreement, or (b) the termination (for any reason) of the Business Combination Agreement by any party to the same. Additionally, (i) the Company may terminate this Agreement with respect to the Purchaser if any of the conditions set forth in Section 2.3(b) applicable to the Purchaser shall have become incapable of fulfillment, and shall not have been waived by the Company; and (ii) the Purchaser may terminate this Agreement if (X) any of the conditions set forth in Section 2.3(c) shall have become incapable of fulfillment, and shall not have been waived by the Purchaser; or (Y) the Closing shall not have occurred on or prior to January 31, 2027. Notwithstanding the foregoing, nothing herein will relieve any party from liability for any willful or intentional breach, or any breach resulting from gross negligence, hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover Losses arising from such willful, intentional or grossly negligent breach; provided, that in the event that the Business Combination Agreement is ever terminated by the Company and/or the Target for any reason, the Purchaser hereby agrees not to indirectly assert a claim against the Target by funding the Company or any other party to assert any such claim.

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Transaction Documents. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion notice delivered by a Purchaser), stamp taxes and other Taxes and duties levied in connection with the delivery of any Securities to the Purchaser.

5.3 Entire Agreement. This Agreement and the annexes hereto contains the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such Agreement and annexes.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the Company or the Purchaser, as the case may be, dependent on the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Additionally, Article 3, this Section 5.5 and Section 5.8 of this Agreement may not be amended, modified, supplemented or waived without the written consent of the Placement Agent (which may be withheld at the Placement Agent’s sole discretion). Notwithstanding the foregoing, any amendment, modification, supplement or waiver of any provision of this Agreement that would have a disproportionate adverse effect on the Purchaser relative to other investors in the PIPE Financing, or that would provide any other investor in the PIPE Financing with economic terms that are more favorable than those provided to the Purchaser, shall not be effective against the Purchaser unless the Purchaser has provided its prior written consent to such amendment, modification, supplement or waiver. For the avoidance of doubt, the foregoing shall not apply to, and shall not be deemed to be violated by, any amendment, modification, supplement or waiver relating to (a) lock-up undertakings by any specific investor with respect to such investor’s investment in the PIPE Financing, or (b) any other arrangements that are specific to a particular investor based on such investor’s particular regulatory, legal, or administrative requirements and that do not affect the economic terms of the Securities issued to such investor in the PIPE Financing. Any amendment to this Agreement that applies uniformly to all investors in the PIPE Financing on the same economic terms shall not require individual consent from the Purchaser beyond that set forth in the first sentence of this Section 5.5.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, including without limitation to any (i) Affiliate of the Purchaser, (ii) fund, account or other investment vehicle managed or advised by the same investment manager or investment adviser as the Purchaser or by an Affiliate thereof, or (iii) successor entity in connection with a reorganization, merger, or consolidation of the Purchaser; provided that, in each case, such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.” Any such assignment shall not relieve the Purchaser of its obligations under this Agreement with respect to Securities not so transferred.

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except (a) as otherwise set forth in Section 4.7 and (b) the Placement Agent shall be a third party beneficiary of the representations and warranties in Article 3 hereof, and with respect to Section 4.7, Section 4.8, Section 4.10, Section 5.5 this Section 5.8 and Section 5.15 hereof.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the laws of any other jurisdiction. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the parties under Section 4.7, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained in Section 3.1, Section 3.2 and Section 3.3 herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company or the Target (as applicable) does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company or the Target (as applicable), any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company or the Target (as applicable) shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company or the Target (as applicable) of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser, the Target and the Company will be entitled to specific performance under this Agreement and each of the other Transaction Documents to which they are respectively a party. The parties agree that monetary damages may not be adequate compensation for any Loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate. Additionally, it is agreed that the Placement Agent shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches or restraining any violation or threatened violation of this Agreement and to specifically enforce Purchaser’s obligations to fund the Purchase Price and the provisions of this Agreement, in each case, on the terms and subject to the conditions set forth herein.

5.16 Payment Set Aside. To the extent that the Company or the Target (as applicable) makes a payment or payments to the Purchaser pursuant to this Agreement or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company or the Target (as applicable), a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and Common Shares and Target Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Shares or Target Shares that occur after the date of this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement.

5.19 Trust Account Waiver. The Purchaser hereby acknowledges that, as described in the Company’s prospectus relating to its initial public offering (the “IPO”) dated October 30, 2025 available at www.sec.gov, the Company has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company, its public shareholders and certain other parties. For and in consideration of the Company entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser on behalf of itself and each of its Affiliates and subsidiaries, and each of its and their employees, agents, representatives and any other person or entity acting on its and their behalf hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement, and (c) agrees that it will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Agreement; provided, however, that nothing in this Section 5.19 shall be deemed to limit the Purchaser’s right to distributions from the Trust Account in accordance with the Company’s memorandum and articles of association in respect of any SPAC Shareholder Redemptions by the Purchaser in respect of Common Shares acquired by any means other than pursuant to this Agreement.

5.20 NO LIABILITY UPON GOOD FAITH TERMINATION. OTHER THAN WITH RESPECT TO ANY LIABILITIES ARISING PURSUANT TO SECTION 4.7 AND/OR SECTION 5.2 ABOVE, NONE OF THE COMPANY, TARGET, ANY OF THEIR AFFILIATES, OR ANY OTHER PARTY TO THE BUSINESS COMBINATION AGREEMENT, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EQUITYHOLDERS, MANAGERS, MEMBERS, ADVISORS OR LEGAL COUNSEL SHALL HAVE ANY LIABILITY (INCLUDING, BUT NOT LIMITED TO, AS A RESULT OF POTENTIAL LOST PROFITS AND OPPORTUNITIES) TO THE PURCHASER AS A RESULT OF THE TERMINATION OF THIS AGREEMENT AS A RESULT OF THE GOOD FAITH TERMINATION OF THE BUSINESS COMBINATION AGREEMENT BECAUSE OF A FAILURE OF A CLOSING CONDITION TO BE MET (SOLELY TO THE EXTENT SUCH FAILURE IS OUTSIDE OF THE CONTROL OF THE COMPANY, BUT REGARDLESS OF WHETHER THE BUSINESS COMBINATION AGREEMENT IS TERMINATED BY THE COMPANY OR TARGET).

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NorthStar Earth and Space Inc.		Address for Notice:

By:		384 Rue Saint-Jacques #300
Name:	[ ]	Montreal, Québec H2Y 1S1
Title:	[ ]	Attention: *** Email: ***

With a copy to (which shall not constitute notice):

Greenberg Traurig, LLP

One Vanderbilt Avenue

New York, New York 10017

Attention: ***

Email: ***

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR COMPANY FOLLOWS]

[TARGET SIGNATURE PAGE TO SPA]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIKING ACQUISITION CORP. I		Address for Notice:

900 Third Avenue, 10th Floor
By:		New York, New York
Name:	[ ]
Title:	[ ]	Email: ***

With a copy to (which shall not constitute notice):

Nelson Mullins Riley & Scarborough LLP 901 15th Street, NW, Suite 1200 Washington, DC 20005
Attn: ***
Email: ***

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR SPONSOR FOLLOWS]

[COMPANY SIGNATURE PAGES TO SPA]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VIKING ACQUISITION SPONSOR I, LLC		Address for Notice:

900 Third Avenue, 10th Floor
By:		New York, New York
Name:	[ ]
Title:	[ ]	Email: ***

With a copy to (which shall not constitute notice):

Nelson Mullins Riley & Scarborough LLP 901 15th Street, NW, Suite 1200 Washington, DC 20005
Attn: ***
Email: ***

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[SPONSOR SIGNATURE PAGE TO SPA]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: ______________________________

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

EIN Number:

[PURCHASER SIGNATURE PAGES TO SPA]

ANNEX A

U.S. ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Purchaser
and constitutes a part of the Securities Purchase Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Purchaser is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”)

☐	Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

**OR**

B.	ACCREDITED INVESTOR STATUS (Please check the box)

☐	Purchaser is an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an “accredited investor.”

**OR**

C.	ACCREDITED INVESTOR STATUS (Please check the box)

☐	Purchaser is an “accredited investor” (within the meaning of Rule 501(a)(5) or (6) of Regulation D under the Securities Act).

**AND**

D.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or the Target or acting on behalf of an affiliate of the Company or the Target.

A-1

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Purchaser has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Purchaser and under which Purchaser accordingly qualifies as an “accredited investor.”

☐	Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the “Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any investment adviser registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state; any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

☐	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

☐	Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

This Annex should be completed by Purchaser and constitutes a part of the Securities Purchase Agreement.

A-2

ANNEX B

Canadian ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

The undersigned (the “Investor”) (or, as the case may be, the disclosed principal on behalf of whom the Investor is contracting for) is a resident of or otherwise subject to the securities legislation of any province of Canada and is an “accredited investor,” as such term is defined in National Instrument 45-106 or subsection 73.3 of the Securities Act (Ontario), because, at the time of the purchase and sale of securities of the Target (the “Securities”) as set forth in the agreement to which this certificate is attached, the Investor falls within one or more of the following categories:

Please select at least one of the provisions listed below by selecting the corresponding letter and including it on the signature page below.

*see relevant definitions below*

A.	a Canadian financial institution, or a Schedule III bank (or in Ontario, (1) a bank listed in Schedule I, II or III to the Bank Act (Canada), (2) an association to which the Cooperative Credit Associations Act (Canada) applies or a central cooperative credit society for which an order has been made under subsection 473(1) of that Act, or (3) loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, financial services cooperative or credit union central or federation that is authorized by a statute of Canada or Ontario to carry on business in Canada or Ontario, as the case may be),
B.	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),
C.	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,
D.	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,
E.	[Reserved]
E.1	[Reserved]
F.	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,
G.	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,
H.	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,
I.	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,
J.	[Reserved]
J.1	[Reserved]
K.	[Reserved]
L.	[Reserved]
M.	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

N.

an investment fund that distributes or has distributed its securities only to a person that is or was an accredited investor at the time of the distribution,

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 (Minimum amount investment) or 2.19 (Additional investment in investment funds) of National Instrument 45-106, or a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 (Investment fund reinvestment) of National Instrument 45-106,

O.	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,
P.	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,
Q.	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,
R.	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,
S.	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,
T.	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,
U.	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,
V.	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or
W.	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

All amounts are in Canadian dollars.

As used in this Certificate, the following terms have the following meanings:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec where control person means any person that holds or is one of a combination of persons that holds

(a)	a sufficient number of any of the outstanding voting securities of an issuer so as to affect materially the control of the issuer, or

(b)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)	in Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a chartered professional accountant who is a member in good standing of an organization of chartered professional accountants in a jurisdiction of Canada provided that the lawyer or chartered professional accountant does not

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

“entity” means a company, syndicate, partnership, trust or unincorporated organization;

“executive officer” means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“founder” means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“issuer” means a person or company who has outstanding, issues or proposes to issue, a security;

“person” includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

For the purpose hereof, an issuer is an affiliate of another issuer if

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person.

“voting security” means any security other than a debt security of an issuer carrying a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

For the purpose hereof, a person (first person) is considered to control another person (second person) if

(a)	the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

For the purpose hereof, for residents of Manitoba, “distribution” means a primary distribution to the public.

For the purpose hereof, for residents of Québec, “trade” refers to any of the following activities:

(a)	the activities described in the definition of “dealer” in section 5 of the Securities Act (Québec), including the following activities:

(i)	the sale or disposition of a security by onerous title, whether the terms of payment be on margin, installment or otherwise, but does not include a transfer or the giving in guarantee of securities in connection with a debt or the purchase of a security, except as providing in paragraph (b);

(ii)	participation as a trader in any transaction in a security through the facilities of an exchange or a quotation and trade reporting system;

(iii)	the receipt by a registrant of an order to buy or sell a security;

(b)	a transfer or the giving in guarantee of securities of an issuer from the holdings of a control person in connection with a debt.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representation and warranty is true and accurate as of the date of this certificate and will be true and accurate at the time of the purchase and sale of the Securities. If any representation or warranty shall not be true and accurate at the time of the purchase and sale of the Securities, and/or at the time of issuance of any underlying securities to the Investor, the undersigned shall give immediate written notice of such fact to the Company.

The Investor acknowledges that the Securities are subject to restrictions on resale under applicable Canadian securities laws and that the Securities may not be sold other than pursuant to an exemption from the prospectus requirements under applicable Canadian securities laws. The Investor acknowledges and agrees not to trade the Securities other than in accordance with applicable Canadian securities laws. The Investor further acknowledges that any certificate or direct registration statement representing the Securities will bear the following legend (being, the “Canadian Legend”): “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING DATE” and further that if such Securities are delivered by way of an electronic book-entry system, or if the Investor does not directly receive a certificate representing the Securities that the Investor has received notice of such legend. The Canadian Legend may be removed in connection with and subject to the terms of an available exemption from the applicable prospectus requirements under applicable Canadian securities laws, including, where applicable, under applicable outbound distribution requirements.

The Investor falls within one or more of the following categories.

OPTIONAL: If additional provision(s) apply to the Investor please enter the corresponding letter(s) in the text box.

DATED:

By:

Name: